UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2008

HARTFORD LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Connecticut	001-33293	06-0974148

State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Hopmeadow Street Simsbury, Connecticut	06089

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
The Hartford Life Insurance Company (the “Company”) hereby files, for purposes of the Securities Exchange Act of 1934, as amended, the following unaudited financial information:
Hartford Life Insurance Company and Subsidiaries
Consolidated Condensed Statements of Income
(Dollar amounts in millions)
(unaudited)

	Years Ended December 31,
	2007	2006
Net Income	$740	$731

Consolidated Condensed Balance Sheets
(Dollar amounts in millions)
(unaudited)

	December 31,
	2007	2006
Total assets	$266,212	$241,470

Total liabilities	258,580	233,810

Total stockholder’s equity	7,632	7,660

Total liabilities and stockholder’s equity	$266,212	$241,470

Future Adoption of New Accounting Standards
Fair Value Measurements
On January 1, 2008, the Company adopted Statement of Financial Accounting Standard No. 157, “Fair Value Measurements” (SFAS 157), which was issued by the Financial Accounting Standards Board in September 2006. For financial statement elements currently required to be measured at fair value, SFAS 157 redefines fair value, establishes a framework for measuring fair value under accounting principles generally accepted in the United States and enhances disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable liquid market price existed (an exit price). An exit price valuation will include margins for risk even if they are not observable. As the Company is released from risk, the margins for risk will also be released through net realized capital gains (losses) in net income. SFAS 157 provides guidance on how to measure fair value, when required, under existing accounting standards. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2, and 3”).

Level 1	Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2	Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.

Level 3	Unobservable inputs reflecting the reporting entity’s estimates of the assumptions that the market participants would use in pricing the asset or liability (including assumptions about risk).
The Company expects the impact of adopting SFAS 157 for guaranteed benefits, including those written directly and those assumed through an intercompany reinsurance arrangement, accounted for under Statement of Financial Accounting Standard No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and the related ceded reinsurance, to be recorded in the first quarter of 2008, will be a reduction of net income within a range of $200 million to $450 million, after the effects of DAC amortization and income taxes.
The foregoing financial information is unaudited and may differ materially from the audited financial statements to be reported in the Company’s Form 10-K for the year ended December 31, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTFORD LIFE INSURANCE COMPANY
Date: January 25, 2008	By:	/s/ Ernest M. McNeill Jr.
		Name:	Ernest M. McNeill Jr.
		Title:	Senior Vice President and Chief Accounting Officer